EXHIBIT 10.1

 Form of exchange agreement

This Debt Exchange Agreement (this “Agreement”), dated as of   , 2026, is entered into by and between Luna Bioworks, Inc., a corporation organized under the laws of the state of Delaware (the “Company”). and ____________ (the ”Holder”). The Company and the individual(s) or entities listed on the signature page, are sometimes individually referred to herein as a “Party” or collectively, as the “Parties.”

WHEREAS, Holder desires to convert $__________ representing the total outstanding amount due the Holder under the Investor Note including all principal and interest accrued thereon, into _______ shares of the Company’s common stock, par value $0.0001 per share (the ”Exchange Shares”) and _______ warrants (the “Warrants,”) a form of which is attached as Exhibit A hereto and to effectuate such conversion on the terms and conditions provided for in this Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

The Debt Exchange.

Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will be held at the office of the Company or as to be agreed by the Parties and will occur upon satisfaction of all of the following conditions:

the submission of the Listing of Additional Shares Notification Form by the Company pursuant to the listing rules of the Nasdaq Capital Market (“Nasdaq”) prior to the issuance of the Exchange Shares and Warrant Shares, provided that the Company does not receive any comments from Nasdaq, or if the Company receives any comments from Nasdaq, upon clearance of such comments;

approval of the issuance of the Exchange Shares and Warrants in exchange for the cancellation of the Investor Note by the Holder (the “Debt Exchange”) by the board of directors of the Company.

the delivery of a duly executed copy of this Agreement by the Parties; and

filing of a current report on Form 8-K by the Company with the Securities and Exchange Commission (the “SEC”) promptly after the execution of this Agreement, disclosing the terms of the Debt Exchange.

Delivery of the Exchange Shares and Warrants. At the Closing, the Company shall instruct its transfer agent to issue the Exchange Shares to the Holder on the books of the Company and to the reflect such issuance on the Holder’s account statement with noted transfer or restrictions. The Company shall issue the Warrants to each Holder. The Exchange Shares, and the shares issuable upon exercise of the Warrants (the “Warrant Shares”) when issued, shall be deemed to be duly and validly issued, fully paid and non-assessable, and the Investor Note will be cancelled.

Section 3(a)(9) Transaction. It is the intent of the Parties that the Debt Exchange be effectuated pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) and/or Section 4(a)(2).

Representations and Warranties of the Company.

As of the date of this Agreement and on the date of the Closing, the Company hereby represents and warrants to the Holder, that:

Organization; Corporate Power. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, to effectuate the Debt Exchange, and to issue the Exchange Shares, Warrants and Warrants Shares and to carry out and perform its obligations under the terms of this Agreement.

Authorization. All corporate actions on the part of the Company and its officers, directors and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement, (ii) authorization, issuance and delivery of the Exchange Shares, Warrant and Warrant Shares (iii) performance of all of the Company’s obligations hereunder have been taken or will be taken upon the execution of this Agreement. This Agreement has been duly executed by the Company and constitutes (or will constitute) the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the laws of general application relating to

No Conflicts. The execution, delivery and performance by the Company of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the Articles of Incorporation or bylaws of the Company; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any agreement or other instrument to which the Company is a party.

No Consent. No consent of, or registration, declaration or filing with, or permit from, any governmental entity is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the issuance of the Exchange Shares, other than the (a) filing with the SEC of a report on Form 8-K disclosing the transactions contemplated hereby, including all required exhibits thereto; and (b) the Nasdaq Listing Approval.

Valid Issuance. The Exchange Shares, and Warrant Shares have been duly authorized and, when issued, sold and delivered in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The Exchange Shares and Warrant Shares will be free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, shareholder agreements and other encumbrances; provided, however, that the Exchange Shares and Warrant Shares shall be subject to restrictions on transfer under state and federal securities laws. None of the Exchange Shares and Warrant Shares will be subject to any preemptive rights or rights of first refusal.

Representations and Warranties of Each Holder.

As of the date of this Agreement and on the date of the Closing, the Holder hereby represents and warrants to the Company that the following representations and warranties are true and complete:

Authorization and Power. If such Holder is an entity, the Holder is dully organized, validly existing under, and by virtue of, laws of the state of its incorporation or formation, as the case may be, and is in good standing under such laws. The Holder has all power and authority to execute and deliver this Agreement, to exchange the Investor Note under the Agreement and to acquire the Exchange Shares, Warrant and Warrant Shares, and carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby. All actions on the part of the Holder necessary for the authorization, execution, delivery and performance of this Agreement, the conversion of the Investor Note into the Exchange Shares and Warrants have been taken or will be taken prior to the date of this Agreement. This Agreement has been duly executed by the Holder and constitutes the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

Ownership of the Outstanding Debt. The Holder is the beneficial and record owner of the Investor Note. The Holder has not assigned or otherwise transferred or granted any interest in the Investor Note to any person.

For Holder’s Account. The Holder represents and confirms that the Holder will acquire the Exchange Share, Warrant and when issued the Warrant Shares upon the Debt Exchange for the Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof.

Accredited Investor and Investment Experience. The Holder is an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act. The Holder represents that it has sufficient knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the investment in the Exchange Share, Warrant and Warrant Shares in exchange for the cancellation of the Investor Note and can bear the economic risk of such investment.

No Consents. The Holder is not required to obtain any order, consent, approval or authorization of any person or entity in connection with the execution and delivery of this Agreement or the Exchange.

Restricted Securities; Compliance with Securities Act. The Holder understands and agrees that the Exchange Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Holder contained herein), and that the Holder will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Exchange Shares, Warrants and Warrant Shares unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. The Holder acknowledges that the Exchange Shares, Warrants and Warrant Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

Legend. The Exchange Shares, Warrant and Warrant Shares shall bear the following or similar legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

No Governmental Review. The Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Exchange, the Exchange Shares, Warrants and Warrant Shares or the suitability of the Exchange nor have such authorities passed upon or endorsed the merits of the Exchange.

Information on the Company. Each Holder has been furnished with all information it has requested from the Company and considered all factors the Holder deems material in deciding on the advisability of exchanging the Investor Note. Holder has reviewed, or had an opportunity to review, all the fillings that the Company made with the Securities and Exchange Commission. In addition, the Holder has reviewed and acknowledged, that such Holder has such knowledge, sophistication and experience in securities matters and understands the risks related to the Company contained in its SEC filings. Holder has been afforded the opportunity to ask questions of and receive the answers from duly authorized officers of the Company and any additional information that the Holder had requested. The Holder has also reviewed all information including the terms hereof with their counsel and professional tax or economic advisors and understands the risks relating thereto.

Correctness of Representations. Holder represents the foregoing representations, warranties are true and accurate as of the date hereof and shall survive the issuance and delivery of the Exchange Shares, Warrant and Warrant Shares. If, in any respect, those representations and warranties shall not be true and accurate, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. It is specifically understood and agreed by Holder that neither the Company or its officers or directors has made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or statement of any kind or nature with respect to the anticipated operations, investor returns, cashflows, profits or losses of the Company.

Miscellaneous.

Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures received by pdf or email shall be deemed to be original signatures.

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile or email, on the date of transmission with receipt of a transmittal confirmation or (c) if by courier service, on the second (2nd) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. A party may change or supplement the addresses, or designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the Parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Omitted, Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the parties, have executed this Agreement as of the date set forth above.

LUNA BIOWORKS, INC.

By:

Name:

Title:

HOLDER:

By:

Name:

ADDRESS:

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.